Microcontroller
Wireless Control
Secure Transactions
Zilog Market Segments
Exhibit 99.1
Investor Presentation
May 2008

Non-GAAP Financial Measures
This presentation makes reference to certain Non-GAAP financial measures. Management believes that these Non-GAAP measures are useful measures of operating performance and liquidity because they exclude the impact of certain items, such as amortization of intangible assets, stock-based compensation, depreciation, non-operating interest, income taxes and special charges. However, these Non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, net loss and net cash provided by (used in) operating activities, or other financial measures prepared in accordance with GAAP.
Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Appendix to the Zilog Investor Presentation furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated May 27, 2008 and can be accessed through Zilog’s Investor Relations website at http://www.zilog.com
Forward-Looking Statements
This presentation contains forward-looking statements that involve risks and uncertainties concerning Zilog’s projected financial performance (including those related to Zilog’s expectations for its financial performance and the markets as a whole for fiscal and calendar years 2009, 2010 and 2011 and, in the case of the POS market, 2012 and 2013), potential stock price ranges based on Adjusted EBITDA multiples, as well as Zilog’s strategic and operational plans. These forward-looking statements relating to expectations, plans or prospects for Zilog, Inc. are based upon the current expectations and beliefs of Zilog's management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For example, delays in the ramp of its 32-bit products or weakness in its 8-bit classic products could negatively impact Zilog’s fiscal years 2009, 2010 and 2011 and beyond. Zilog’s projections are based in part on projections from customers that may or may not come to fruition. Whether or not Zilog achieves anticipated revenue depends on such things as how quickly Zilog is able to convert customer design wins to production and whether or not the project in question is a commercial success. This presentation also contains estimates of the size of several key markets for
Zilog’s products. Since many of Zilog's markets are unique, there is not necessarily good independent data to support market size. Consequently, Zilog's estimates could vary materially with the actual market size and the ultimate success of the market may be influenced by consumer spending and/or competing technologies. Zilog has provided an illustrative future share price analysis based on Adjusted EBITDA multiples. Zilog’s actual share price will be impacted by many factors other than its
Adjusted EBITDA, including general market conditions, the trading price of comparable companies in Zilog’s industry and securities analyst’s perspectives on Zilog’s future prospects. Any of these factors could cause actual results to differ materially from those provided even if Zilog’s Adjusted EBITDA falls within the specified ranges. For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the U.S. Securities and Exchange
Commission ("SEC"), including but not limited to, Zilog's Annual Report on Form 10-K for the fiscal year ended March 31, 2007, and any subsequently filed reports. All documents also are available through the SEC's Electronic Data Gathering Analysis and
Retrieval system (EDGAR) at http://www.sec.gov or from Zilog's website.
Safe Harbor Disclaimer

Executive Overview: What we’ve done
  We refocused the company on market segments where we can win
  We have significantly lowered our sales break even point
  We are executing to our strategic long range growth plan
  Our R&D dollar investments on new products and IP are translating into revenue with end customer demand
  We have a solid cash position with minimal debt and capital requirements
  We have a committed and experienced new management team to implement our growth strategy

Company Overview - View from the top
  Corporate Overview - where we are today
  Growth Strategy - where we are going
  Conclusion - increasing shareholder value

Company Overview - View from the top
  Corporate Overview - where we are today
  Growth Strategy - where we are going
  Conclusion - increasing shareholder value

zilog
Multiple Levels of Integration
Zdots!
• Single Board Computing modules
• Application specific time-to-market designs
Application Specific SoCs
• Mixed signal System on Chip
• Application specific software stack
MCUs & MPUs
• Classic analog
• Mixed signal
• Flash, ROM, OTP
Embedded in Life™

Embedded in Life™

 Our Vision
Do a great job for our customers, shareholders,
and employees by creating innovative Application
Specific Embedded Solutions
Our Mission
Profitably grow our 8-16-32 bit businesses and
become the #1 supplier of 32 bit ARM®
secured transaction application solutions
Our Value
Zilog is the trusted brand for providing silicon,
system-on-chip solutions, quality development
tools, and board level designs that provide rapid
development in next generation products
Our Vision - Mission - Value

zilog

$120
$100
$80
$60
$40
$20
$0
FY07
FY08
FY09*
FY10*
FY11*
Microcontrollers
UIR
32 bit

Embedded in Life™

$82
$67
$82
$98
$113
*Outlook
Revenue in Millions ($M)
Sales Summary Trend by Business Group

120
100
80
60
40
20
0
FY05
FY06
FY07
FY08
FY09*
FY10*
FY11*

Embedded in Life™

3.9
6.8
9.7
5.2
  New Products continue to grow
 – 32 bit Zatara
 – 8-bit Embedded Flash
 – Zdots® SBC
 – 32 bit CortexTM-M3
 – Crimzon Flash for Universal IR
 remote controls
  Stabilize and Leverage Classic
 products for Growth
 – Product Roadmaps extended
 – New Distribution design
 opportunities
 – Litho shrinks
67%
of
total
45%
of
total
54%
of
total
62%
of
total
71%
of
total
$113
$82
$67
$82
$98
Classic includes 8-bit: Z8, Z80, SCCs
New Products include remote control solutions, 8-bit Embedded Flash, ZataraTM
*Outlook
Revenue in Millions ($M)
$79
$90
Note: Fiscal Year 2005 shown on a proforma basis following the Company’s change from a calendar to a March 31st fiscal year
34%
of
total
27%
of
total
Sales Summary Trend - New products

48%
46%
49%
50%
52%
FY07
FY08
FY09
FY10
FY11

Embedded in Life™

  FY08
 – Lower gross margin due to lower Classic
 product sales
 – Lower gross margin due to flash cost
 structure
 – Inefficiencies as production test is
 outsourced
  FY09-FY11: Gross margin improvement
 – 32 bit Zatara ramps
 – Flash product margins improve due to
 lower cost structure
 – CortexTM-M3 Products
 – Yield Improvement
 – Improved wafer cost
 – Outsourcing Test
 – Lower geometry technologies
Actuals
Outlook
Gross Margin Trend

zilog

$ in millions	FY '07 Actual	FY '08 Actual	FY '09 Outlook	FY '10 Outlook	FY '11 Outlook
Sales, net	82.0	67.2	81.9	97.8	112.8
Gross Margin	39.0	30.9	40.0	48.9	58.3
% of sales	**47.6%**	**46.0%**	**48.8%**	**50.0%**	**51.7%**
R&D	20.5	16.5	16.6	17.3	18.3
% of sales	**25.0%**	**24.6%**	**20.3%**	**17.7%**	**16.2%**
S, G&A	22.7	19.9	21.5	22.5	23.8
% of sales	**27.7%**	**29.6%**	**26.2%**	**23.0%**	**21.1%**
Operating Income	(7.9)	(8.5)	0.4	8.3	15.4
% of sales	**-9.6%**	**-12.6%**	**0.5%**	**8.5%**	**13.7%**
Net Income (Loss)	(9.0)	(9.3)	0.8	9.3	16.3
% of sales	**-10.9%**	**-13.8%**	**1.0%**	**9.5%**	**14.4%**
Weighted dilutive shares outstanding	16.7	16.9	17.4	18.0	18.5
Earnings / (loss) per share	$ (0.54)	$ (0.55)	$ 0.05	$ 0.52	$ 0.88
EBITDA, adjusted	0.3	(2.1)	7.0	13.5	20.4
% of sales	**0.4%**	**-3.1%**	**8.5%**	**13.8%**	**18.1%**
Capital Expenditures	2.1	3.4	1.0	2.0	3.0
% of sales	**2.6%**	**5.1%**	**1.2%**	**2.0%**	**2.7%**

Embedded in Life™

Comments:
  Lower sales break-even compared
to FY ’07:
 • FY ’08 down by $14M
 (actual)
 • FY ’09 down by $20m
 (expected)
  12% reduction in S,G, & A in FY
’08, increase over time function of
revenue increase
  20% reduction in R&D in FY ’08
and steady investment rates FY ’09
thru FY ‘11
  $20M+ annual adjusted EBITDA by
FY ‘11
  Fully outsourced manufacturing
model with minimal CapEx
requirements
  FY ’09 Outlook for Net Income
expectations updated to 5 cents per
share from a range of 5 to 10 cents
per share previously. Outlook reflects
update to estimate of non-cash
charges associated with stock
compensation expense.
Notes
1. EBITDA, Adjusted as defined in quarterly earnings releases and reconciled in exhibits attached
2. Minimal tax provision in FY09-11 as company expects to use historical tax NOL’s
Financial Model Summary

Company Overview - View from the top
  Corporate Overview - where we are today
  Growth Strategy - where we are going
  Conclusion - increasing shareholder value

Figure 1: Total MCU Sales
Millions of Dollars
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
4-Bit 8-Bit 16-Bit 32-Bit+

Figure 2: Total MCU Shipments
Millions of Units
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
4-Bit 8-Bit 16-Bit 32-Bit+

Embedded in Life™

  8 bit Market is flat but huge
 – High volumes but lower ASP’s
  16 bit Market is being squeezed
 – Automotive is the only highlight
  32 bit Market is the highest growth
 – Consumer
 – Industrial Control
 – Automotive
  ARM is the fastest growing, most
 dominant MPU/MCU architecture in units
 – 61.4% MSS in 2006
  Flash MCUs accounted for 59% of sales
 in 2007 ($8.0B)
 – Forecasted to increase to 63% by
 2011 ($12.2B)
Source: Estimates from Semico Research 2008
Embedded MCU Market Overview

Secure Transactions
Our Mission:
Become the #1 supplier of 32 bit ARM®
secure transaction application solutions
Secure Transactions Growth Objectives
Our Objectives:
  Launch and ramp our 32 bit ARM® processor into the Market - DONE
  Obtain a prominent position at the top 5 POS customers - 3 of 5 DONE today
  Continually create defendable, innovative IP that defines our “value proposition”
  Execute relevant Investment, Acquisition, and Alliance (IAA) strategies to win in the POS ecosystem
  Enabling our world-wide distribution network

$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
2006
2007
2008
2009*
2010*
2011*
2012*
2013*
High-end Product
Mid/Low end Product
Other Arch

Embedded in Life™

Point of Sale: upside opportunities
  High end device segment
 – FY2009: ~10% of ~$130M market
 – FY2011: ~26% of ~$180M market
  Low/mid device segment
 – FY2011: ~3%+ of total MSS with
 CortexTM-M3
  5 year target: 50%+ MSS
Adjacent markets
  Engagements underway
  Key focus areas:
 – Mobile Payment
 – Gas Pumps
 – Secure PC
 – Secure Postage
POS Revenue Ramp (in US$M)
Device Segment	FY2008	FY2009*	FY2010*	FY2011*
High end	$2,100	$10,500	$15,000	$20,000
Low/Mid			$2,000	$4,000
Total	$2,100	$10,500	$17,000	$24,000
*Outlook
Market projection based on market research including customer feedback, Nilsson Report & estimated Average Selling Prices
Zatara brand is a trademark of Zilog, Inc.
Cortex-M3 brand is a trademark of ARM
Information provided refers to Fiscal Year Periods
TAM/Zilog MSS Projections
Secure Transactions/POS Growth Strategy

Microcontroller
Our Mission:
Profitably grow and differentiate our
8/16/32 bit business
Microcontroller Growth Objectives
Our Objectives:
  Delivered our new Flash products to the market
  Compete aggressively in the 8/16/32 bit business
  Drive cost reductions everywhere
  Differentiate through our Ethernet-Zdots® SBCs, ePIRTM with Sigma Delta
 TechnologyTM Solutions
  Execute relevant Investment, Acquisition, and Alliance (IAA) strategies

70
60
50
40
30
20
10
0
2007
2008
2009*
2010*
2011*
Classic
Flash
Zdots!

Embedded in Life™

  Sustain Classic revenue
 – Continued demand in new apps
 – Distribution turned on
 – Marketing campaign to increase
 visibility
  Grow 8bit flash
 – Focus on differentiation & Zdots®
 SBC module solutions
 – Intelligent Power/Green
 – ePIRTM with Sigma-Delta
 TechnologyTM
 – Ethernet connectivity
 – Wireless
  Grow 32-bit ARM® CortexTM-M3
 based embedded business
 – Target applications based on
 leveraging existing customer
 relationships
 – Examples: USB for Docking
 Stations, Green Energy Solutions
Project 25% overall Microcontroller growth from
FY09-FY11 based on current design opportunities
*Outlook
Zilog Revenue Outlook
$58
$45
$48
$56
$62
Revenue in Millions ($M)
Information provided refers to Fiscal Year Periods
Microcontroller Growth Strategy

Zilog can provide proprietary designs
New Direction: Module Solutions
Introduced Zdots® Single Board Computer
  Complete systems
 – Processor
 – Flash
 – Memory
 – Application specific software stack
  Faster Time to Market
  Upgradeability paths
  Small form factor
  Fully customize-able
  Launched our first Wired Zdots SBC
 in July 2007

Wireless Control
Our Objectives:
  Be the #1 Universal Remote Control Solution Provider
  Maintain our world class ZBase control database solutions
  Extend our 8 bit leadership by winning the high end with our 32 bit ARM®
  Execute relevant Investment Acquisition, and Alliance (IAA) strategies to win in the Wireless Control Ecosystem
Our Mission:
Profitably grow our 8/16/32-bit solutions
and expand our ZBASE® capabilities
Wireless Control Growth Objectives

80
70
60
50
40
30
20
10
0
2007
2008
2009*
2010*
2011*
Crimzon
Zilog Upside Opps
Other Arch

Embedded in Life™

  Lead with flexible, low power
 OTP, ROM & flash Crimzon®
 silicon, ZBASE® and CortexTM-M3
  Extend DB into home control and
 energy management (ex: Aircon)
  Drive new business by partnering
 on whole remote control solutions
  Expand IP base
 – 2-way wireless support
 – Learning functionality
 – Z-ButlerTM
TAM/Zilog Revenue Outlook
*Outlook
Revenue in Millions ($M)
Wireless Control/UIR Revenue Outlook
(in US$M)
FY2007	FY2008	FY2009*	FY2010*	FY2011*
$24.0	$20.5	$23.1	$24.4	$26.9
Information provided refers to Fiscal Year Periods
Wireless Control/UIR Growth Strategy

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
FYQ3-2008
FYQ4-2008
FYQ1-2009
FYQ2-2009
FYQ3-2009

30%
25%
20%
15%
10%
5%
0%
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
FY07
FY08
FY09*
FY10*
FY11*
R&D as % of Sales
Investment Dollars in Millions

Embedded in Life™

Research & Development
  Significant reduction in costs
 – Wafer manufacturing outsourced during
 FY ‘02 through FY ‘04
 – Production test outsource to be
 completed September 2008
 – Outsource model yielding results
 – Example (Figure I): ~50% cost
 reduction on flagship product
  New roadmaps leverage past R&D
 spend
  R&D investment as a percentage of
 revenue is expected to decrease over
 next 3 yrs (Figure II)
 – From 25% FY08  16% FY11
Cost Reduction Example
Figure II
Today
Oct 2007
Figure I
Engineering Focus: Efficiencies/Cost Reduction

Model N

120
100
0
64
80
122
Q2 FY08
Asia
Europe

*Jan, Feb Actuals, March estimated based on quarterly run rate

63% increase in WW Registrations Q2 to Q3

Embedded in Life™

Design Win Opportunities
(Registrations)
  Solid Marketing Plan based on the “4 Ps”
 – Product: product roadmaps in place;
 implemented market based planning process
 – Promotion: corporate brand refresh,
 updated product collateral, website &
 sampling
 – Price: market based pricing curves, new
 customer management tool
 – Place: worldwide & geography-based
 distribution co-marketing
  Sales focus: expanding customer base &
 distribution channel reach
 – Increasing revenue at strategic accounts
 – Expanding reach of distribution channel
 through training and incentives programs
 – Increasing WW design win opportunities;
 63% quarter to quarter
 – Increasing customer base; 23% quarter to
 quarter
Sales/Marketing Focus:
Increase revenue by re-engaging Customers & Distis

250
200
150
100
50
0
1982
1988
1994
2000
2004
2006
2008*

Zatara™ Series Packages and Products

Packages	Diagram
BGA › For SI only solutions › No flash › Available now; offered on all future steppings	
Stacked › POP package › Protected SDRAM memory › Flash-in-package – Patent pending › Prototypes submitted for pre-certification	
Zdots® for Zatara™ › System level module with – Processor – Flash – SDRAM › Available for development and production › In prototype	

Z-Base Server

Embedded in Life™

ePIR™
Z-BaseTM
Z-PIC™
Zatara™
New Innovations
New Packaging & Modules
Growing IP Portfolio
211 U.S. Patents Issued to Date*
Z-ButlerTM
Many more pending
* As of 5/22/08
Intellectual Property (IP) Strategy:
IP driving differentiation

Company Overview - View from the top
  Corporate Overview - where we are today
  Growth Strategy - where we are going
  Conclusion - increasing shareholder value

Conclusion: Increasing Shareholder Value
  We refocused the company on market segments where we can win
 – We have clear and differentiated product roadmaps
 – We have defined our IP strategy for these markets
  We significantly lowered our sales break even point
  We are executing to our strategic long range growth plan
 – Our first 32 bit ARM® for POS is ramping
 – Flash cost reductions and new pricing opening new market opportunities
 – Crimzon™ low power Flash with Z-Base® providing market leadership
 – New distribution programs with Classic products providing growth opportunities
 – Restructured entire company for scalability, lower cost, higher output, and core competency focused on hardware and software integration
  R&D dollar investments on new products and IP are translating into revenue with end customer demand
  Solid cash position with minimal debt and capital requirements
  Committed and experienced new management team to implement growth strategy

zilog

Illustrative Future Share Price Potential Sensitivity Analysis[1]

	Fiscal Year End March					
	FY09E		FY10E		FY11E	
Adjusted EBITDA Forecast	$6.0 to	$8.0	$12.0 to	$15.0	$18.4 to	$22.4
Illustrative EBITDA Multiples						
7.5x	$ 3.72	$ 4.52	$ 6.12	$ 7.31	$ 8.65	$ 10.22
10.0x	$ 4.52	$ 5.60	$ 7.70	$ 9.28	$ 11.06	$ 13.15
12.5x	$ 5.33	$ 6.65	$ 9.28	$ 11.24	$ 13.47	$ 16.09
15.0x	$ 6.12	$ 7.70	$ 10.85	$ 13.21	$ 15.88	$ 19.02

(1) Assumes current cash of $18.5M and treasury share method for shares outstanding

Embedded in Life™

Significant Opportunity for Standalone Equity Value Appreciation
Significant IP
Additional Components of Value Provides Upside
Tax NoLs
Intangibles
  Over $45M in Tax NoLs
  Brand Name
  Sales Channel
  Development Tools
Valuation: Significant Upside Opportunity
  211 U.S and non U.S. patents issued and more pending
  Unique global database of IR codes
  ePIRTM with Sigma-DeltaTM Technology, Z-ButlerTM, ZBASE®, ZataraTM, Zdots®

EXHIBITS

zilog

($ in millions)

Reconciliation of Net Loss and Cash Flows From Operating Activities to Adjusted EBITDA	Fiscal year ended March 31,				
	2007 Actual	2008 Actual	2009 Outlook	2010 Outlook	2011 Outlook
Net profit / (loss)	($9.0)	($9.3)	$0.8	$9.3	$16.3
Depreciation and amortization	4.4	4.0	3.6	2.8	2.3
Interest income	(1.1)	(0.8)	(0.8)	(1.4)	(2.0)
Provision for income taxes	2.2	1.3	0.4	0.4	1.0
Special charges and credits	2.4	1.9	0.7	-	-
Non-cash stock-based compensation (1)	1.4	0.8	2.3	2.3	2.8
Adjusted EBITDA	$0.3	($2.1)	$7.0	$13.4	$20.4
Reconciliation of Adjusted EBITDA to net cash provided by (used in) operating activities:					
Adjusted EBITDA	$0.3	($2.1)	$7.0	$13.4	$20.4
Special charges and credits	(2.4)	(1.9)	(0.7)	-	-
Provision for income taxes	(2.2)	(1.3)	(0.4)	(0.4)	(1.0)
Interest income	1.1	0.8	0.8	1.4	2.0
Loss on disposition of operating assets	-	0.3	-	-	-
Goodwill adjustment	4.5				
Changes in other operating assets and liabilities	(3.0)	2.5	(3.1)	(1.0)	(1.6)
Net cash provided by (used in) operating activities	($1.7)	($1.7)	$3.6	$13.4	$19.8

Embedded in Life™

Non GAAP Financial Information Reconciliation